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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

FIRST PACTRUST BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	000-49806 (Commission File No.)	04-3639825 (IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California (Address of principal executive offices)	91910 (Zip Code)

Registrant's telephone number, including area code: (619) 691-1519

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01    Other Events

        As previously reported, on June 3, 2011, First PacTrust Bancorp, Inc. ("FirstPacTrust"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), by and among First PacTrust, Gateway Bancorp ("Gateway"), each of the stockholders of Gateway (collectively, the "Sellers") and the D & E Tarbell Trust, u/d/t dated February 19, 2002 (in its capacity as the Sellers' Representative), pursuant to which First PacTrust will acquire from the Sellers all of the outstanding common stock of Gateway for an aggregate purchase price of up to $17 million in cash. The transaction, which is expected to close in the fourth quarter of 2011, is subject to certain closing conditions, including, without limitation, the receipt of regulatory approvals.

        As also previously reported, on August 30, 2011, FirstPacTrust entered into an Agreement and Plan of Merger (the "Merger Agreement") with Beach Business Bank ("Beach"). The Merger Agreement provides for the merger of Beach (the "Merger") with and into a wholly owned subsidiary of First PacTrust to be formed prior to the closing of the Merger ("Merger Sub"), with Merger Sub as the surviving corporation. At the effective time of the Merger, each outstanding share of Beach common stock will be converted into the right to receive 0.33 of a share of First PacTrust common stock (the "Exchange Ratio"), with cash paid in lieu of fractional shares, and $4.61 in cash, subject to certain adjustments set forth in the Merger Agreement. If the value of a share of First PacTrust Common Stock at the closing of the Merger (measured as set forth in the Merger Agreement) is less than $13.50 or if First PacTrust determines that there is a reasonable possibility that the Merger will not be treated as a reorganization for tax purposes, then (1) the Merger will be restructured as a merger of Merger Sub with and into Beach, with Beach continuing as the surviving corporation and (2) each outstanding share of Beach common stock will instead be converted into the right to receive $9.12 in cash and a one-year warrant to purchase 0.33 shares of First PacTrust common stock at an exercise price of $14.00 per whole share of First PacTrust common stock. The transaction, which is expected to close no later than the first quarter of 2012, is subject to certain closing conditions, including, without limitation, the receipt of regulatory approvals and the approval of the Merger Agreement by Beach's stockholders.

        Attached hereto as Exhibits 99.1 and 99.2, respectively are the consolidated financial statements of Gateway and the financial statements of Beach prepared in accordance with Rule 3.05 of Regulation S-X of the Securities and Exchange Commission (the "SEC"). Attached hereto as Exhibit 99.3 are pro forma financial statements giving effect to the Gateway and Beach transactions prepared in accordance with Article 11 of SEC Regulation S-X.

Important Additional Information

        First PacTrust will be filing a proxy statement/prospectus and other relevant documents concerning the Beach Merger with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by First PacTrust will be available free of charge from by contacting the Corporate Secretary of First PacTrust at (619) 691-1519. The directors, executive officers and certain other members of management and employees of First PacTrust may be deemed to be participants in the solicitation of proxies in favor of the Beach Merger from the stockholders of Beach. Information about the directors and executive officers of First PacTrust is included in the proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on April 25, 2011. The directors, executive officers and certain other members of management and employees of Beach may also be deemed to be participants in the solicitation of proxies in favor of the Beach Merger from the stockholders of Beach. Information about the directors and executive officers of Beach is included in the proxy statement for its 2010 annual meeting of stockholders, which is available on Beach's website at www.beachbusinessbank.com by clicking on "Investor Relations" and then "SEC Filings." Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

        This report includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty, and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in First PacTrust's other filings with the SEC. Risks and uncertainties related to First PacTrust and Gateway and Beach include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Stock Purchase Agreement for the Gateway transaction or the Merger Agreement for the Beach transaction; (2) the outcome of any legal proceedings that may be instituted against First PacTrust, Gateway or Beach; (3) the inability to complete the Gateway or Beach transaction due to the failure to satisfy each transaction's respective conditions to completion, including the receipt of regulatory approvals and, in the case of the Beach transaction, the receipt of the approval of Beach's stockholders; (4) risks that the Gateway or Beach transaction disrupts current plans and operations and the potential difficulties in customer and employee retention as a result of the proposed transactions; (5) the amount of the costs, fees, expenses and charges related to the proposed transactions; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act; (12) the results of regulatory examinations; and (13) increased competition with other financial institutions. You should not place undue reliance on forward-looking statements, and First PacTrust undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Item 9.01    Financial Statements and Exhibits

  (d)
  Exhibits:

    The following exhibits are being filed herewith:

23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP
23.2	Consent of Vavrinek, Trine, Day & Co., LLP
99.1	Consolidated Financial Statements of Gateway Bancorp
99.2	Financial Statements of Beach Business Bank
99.3	Pro Forma Financial Statements

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.
Date: November 9, 2011	By:	/s/ MARANGAL I. DOMINGO Marangal I. Domingo Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP
23.2	Consent of Vavrinek, Trine, Day & Co.., LLP
99.1	Consolidated Financial Statements of Gateway Bancorp
99.2	Financial Statements of Beach Business Bank
99.3	Pro Forma Financial Statements

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX